Exhibit 99.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 2, 2008, is entered into by and among WINN-DIXIE STORES, INC., a Florida corporation (“Winn-Dixie”), WINN-DIXIE MONTGOMERY, INC., a Florida corporation (“W-D Montgomery”), WINN-DIXIE PROCUREMENT, INC., a Florida corporation (“W-D Procurement”), WINN-DIXIE RALEIGH, INC., a Florida corporation (“W-D Raleigh”), WINN-DIXIE SUPERMARKETS, INC., a Florida corporation (“W-D Supermarkets”), WINN-DIXIE PROPERTIES, LLC, a Florida limited liability company (“W-D Properties”), WINN-DIXIE STORES LEASING, LLC, a Florida limited liability company (“Stores Leasing”), WINN-DIXIE RALEIGH LEASING, LLC, a Florida limited liability company (“Raleigh Leasing”), WINN-DIXIE MONTGOMERY LEASING, LLC, a Florida limited liability company (“Montgomery Leasing”), and WINN-DIXIE WAREHOUSE LEASING, LLC, a Florida limited liability company (“Warehouse Leasing” and together with Winn-Dixie, W-D Montgomery, W-D Procurement, W-D Raleigh, W-D Supermarkets, W-D Properties, Stores Leasing, Raleigh Leasing and Montgomery Leasing, each a “Borrower” and, collectively, the “Borrowers”), the financial institutions and other Persons parties to the Credit Agreement as lenders (collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in Amended and Restated Credit Agreement, dated November 21, 2006, among Agent, Lenders and Borrowers (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Capitalization. Section 6.16 of the Credit Agreement is hereby amended by deleting the second sentence of such Section in its entirety and replacing it with the following:

“Except as set forth on Schedule III hereto or as permitted by Section 7.2.9 hereof, there are no (a) preemptive rights, outstanding subscriptions, warrants or options to purchase any Capital Securities, (b) obligations of any Person to redeem or repurchase any of its securities or (c) other agreements, arrangements or plans to which any Person is a party or of which Winn-Dixie has knowledge that could directly or indirectly affect the capital structure of Winn-Dixie.”

3. Issuance of Capital Securities. Section 7.2.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“7.2.9 Issuance of Capital Securities. Winn-Dixie will not, and will not permit any of its Subsidiaries to, (a) issue any Capital Securities (whether for value or otherwise) to any Person other than (in the case of Subsidiaries), to Winn-Dixie or another Wholly Owned Subsidiary; except for the issuance of Capital Securities of Winn-Dixie consisting of common stock: (i) pursuant to and in accordance with the terms of the Plan of Reorganization to various holders of allowed unsecured claims, (ii) as restricted stock units, or pursuant to options or other similar securities, granted under and in accordance with the terms of the Winn-Dixie Stores, Inc. Equity Incentive Plan or similar plan for the benefit of employees of Winn-Dixie and its Subsidiaries, and (iii) pursuant to and in accordance with the terms of the Winn Dixie Stores, Inc. Employee Stock Purchase Plan or similar plan for the benefit of employees of Winn-Dixie and its Subsidiaries, provided that, in each case, (w) Agent shall have received at least one day’s prior written notice of any proposed change in or amendment to any such plan or of any proposed increase in the amount of Winn-Dixie common stock that may be issued under any such plan, and upon Agent’s request at any time, Winn-Dixie shall provide Agent with a summary, in form and substance satisfactory to Agent, of the equity capital structure of Winn-Dixie at such time (showing among other things accurate ownership percentages of the equityholders of the outstanding Capital Securities of Winn-Dixie and a statement of authorized and issued Capital Securities), (x) the terms of such issuance shall not include any limitation on the right of any Borrower to request or receive Loans or Letters of Credit hereunder or the right of any Borrower or Guarantor to amend or modify any of the terms and conditions of this Agreement or any of the other Loan Documents or affect the arrangements of Borrowers with Agent and Lenders or are more restrictive or burdensome to any Borrower or Guarantor than the terms of any Capital Securities contemplated by the Plan of Reorganization, (y) Winn-Dixie shall not be required to make, and shall not make, any Restricted Payments in respect of such Capital Securities, except as otherwise permitted herein, and (z) in no event shall Winn-Dixie be required to issue, or shall Winn-Dixie issue or permit the issuance of, any such Capital Securities if a Change in Control or other Event of Default would result therefrom; or (b) become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Securities of Winn-Dixie or any Subsidiary or any option, warrant or other right to acquire any such Capital Securities.”

4. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received this Amendment, duly authorized, executed and delivered by the Borrowers and the Required Lenders; and

(b) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

5. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) this Amendment and the other agreements, documents and instruments to be executed and/or delivered by any Borrower in connection herewith or related hereto have been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and thereto and, if necessary, its stockholders and the agreements and obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms;

(b) neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower is a party or may be bound, or (ii) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower; and

(c) as of the date of this Amendment, no Default or Event of Default exists or has occurred.

6. Effect of this Amendment; Entire Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

8. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	WINN-DIXIE STORES, INC., as the Administrative Borrower and a Borrower

By:
	Name:	Bennett L. Nussbaum
	Title:	Senior Vice President

WINN-DIXIE SUPERMARKETS, INC.
WINN-DIXIE MONTGOMERY, INC.
WINN-DIXIE PROCUREMENT, INC.
WINN-DIXIE RALEIGH, INC., each as a Borrower

By:
	Name:	Bennett L. Nussbaum
	Title:	Vice President

WINN-DIXIE PROPERTIES, LLC
WINN-DIXIE STORES LEASING, LLC
WINN-DIXIE RALEIGH LEASING, LLC
WINN-DIXIE MONTGOMERY LEASING, LLC
WINN-DIXIE WAREHOUSE LEASING, LLC, each as a Borrower

By:
	Name:	Laurence B. Appel
	Title:	Vice President

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
Name:
Title:

BANK OF AMERICA, NA, as a Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as a Lender

By:
Name:
Title:

CITIBANK, NA, as a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as a Lender

By:
Name:
Title:

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:
Name:
Title: